UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2010
FEDERAL HOME LOAN BANK OF DALLAS
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51405	71-6013989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8500 Freeport Parkway South, Suite 600 Irving, TX	75063-2547
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(214) 441-8500
Former name or former address, if changed since last report:
Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 20, 2009, the Federal Home Loan Bank of Dallas (the “Bank”) completed its director election process for directorships that commenced on January 1, 2010. Three new directors, Julie A. Cripe, Robert M. Rigby and John P. Salazar, were elected to serve on the Bank’s Board of Directors. In addition, C. Kent Conine, Charles G. Morgan, Jr., James W. Pate, II and Anthony S. Sciortino were re-elected to the Bank’s Board of Directors. The election of these directors was reported under Item 5.02 of the Bank’s Current Report on Form 8-K dated October 20, 2009 and filed with the Commission on October 26, 2009. At the time of filing such report, the committees of the Bank’s Board of Directors to which the new directors would be named had not been determined nor had it been determined whether Messrs. Conine, Morgan, Pate and Sciortino would continue to serve on the same committees that they had served on in 2009.
The Bank is filing this Form 8-K/A to report that on January 15, 2010 the Bank’s Board of Directors appointed these newly elected and re-elected directors to serve on the following board committees for 2010:
Mr. Conine	Affordable Housing and Economic Development Committee (Vice Chairman) and Government Relations Committee

Ms. Cripe	Affordable Housing and Economic Development Committee and Risk Management Committee

Mr. Morgan	Executive Committee, Strategic Planning Committee (Chairman), and Audit Committee

Mr. Pate	Compensation and Human Resources Committee (Vice Chairman) and Affordable Housing and Economic Development Committee

Mr. Rigby	Government Relations Committee and Risk Management Committee

Mr. Salazar	Affordable Housing and Economic Development Committee and Government Relations Committee

Mr. Sciortino	Executive Committee, Government Relations Committee (Chairman), and Compensation and Human Resources Committee
In addition, 2010 committee assignments for all other directors were also made on January 15, 2010. Following these appointments, the composition of each of the Board of Directors’ committees is as follows:

Executive Committee	Compensation and Human Resources Committee

Lee R. Gibson (Chairman)	Bobby L. Chain (Chairman)
Mary E. Ceverha (Vice Chairman)	James W. Pate, II (Vice Chairman)
Bobby L. Chain	Patricia P. Brister
James H. Clayton	Anthony S. Sciortino
Howard R. Hackney	Lee R. Gibson
Charles G. Morgan, Jr.	Mary E. Ceverha
Anthony S. Sciortino
John B. Stahler

Affordable Housing and Economic Development Committee	Risk Management Committee

James H. Clayton (Chairman)	John B. Stahler (Chairman)
C. Kent Conine (Vice Chairman)	Joseph F. Quinlan, Jr. (Vice Chairman)
James W. Pate, II	Julie A. Cripe
John P. Salazar	Robert M. Rigby
Julie A. Cripe	Ron G. Wiser
Lee R. Gibson	Lee R. Gibson
Mary E. Ceverha	Mary E. Ceverha

Audit Committee	Strategic Planning Committee

Howard R. Hackney (Chairman)	Charles G. Morgan, Jr. (Chairman)
Ron G. Wiser (Vice Chairman)	Margo S. Scholin (Vice Chairman)
John B. Stahler	Howard R. Hackney
Margo S. Scholin	James H. Clayton
Charles G. Morgan, Jr.	Joseph F. Quinlan, Jr.
Lee R. Gibson	Lee R. Gibson
Mary E. Ceverha	Mary E. Ceverha

Government Relations Committee

Anthony S. Sciortino (Chairman)
Patricia P. Brister (Vice Chairman)
John P. Salazar
C. Kent Conine
Robert M. Rigby
Bobby L. Chain
Lee R. Gibson
Mary E. Ceverha
Mr. Gibson and Ms. Ceverha currently serve as Chairman and Vice Chairman, respectively, of the Bank’s Board of Directors.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas
Date: January 21, 2010	By:	/s/ Tom Lewis
Tom Lewis
Senior Vice President and Chief Accounting Officer